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                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements of Forms S-8 (No. 33-19085 and 33-45251) of Zapata Corporation of our reports dated March 28, 2000 relating to the financial statements and financial statement schedules which appear in this Form 10-K.

PricewaterhouseCoopers LLP

New Orleans, Louisiana
March 30, 2000

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